MH Elite Portfolio of Funds, Inc.

Supplement to Prospectus and

Statement of Additional Information

Dated May 1, 2010

The Board of Directors of MH Elite Portfolio of Funds, Inc. has authorized the appointment of Huntington National Bank to act as the custodian for the series of funds offered by MH Elite Portfolio of Funds, Inc. effective November 1, 2010. The change will not affect the status of your account or your investment in any of the funds offered by MH Elite Portfolio of Funds, Inc.

The Custodian will hold the assets of the underlying funds in each series, collect all dividends and other distributions made with respect to the Fund’s holdings, process the purchase and sale of underlying funds, serve as custodian for the Fund’s qualified retirement accounts and other administrative services as needed to secure the safekeeping of Fund assets.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE